U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 7, 2002

                                Citigroup Inc.

            (Exact name of registrant as specified in its charter)


       Delaware                     1-9924                       52-1568099
    ---------------               -----------                -------------------
    (State or other              (Commission                 (IRS Employer
    jurisdiction of              File Number)                Identification No.)
    incorporation)



                   399 Park Avenue, New York, New York 10043
              (Address of principal executive offices) (Zip Code)

                                (212) 559-1000
                        (Registrant's telephone number,
                             including area code)

                                Citigroup Inc.
                          Current Report on Form 8-K

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ITEM 5.  OTHER EVENTS.

         On November 7, 2002, Citigroup Inc. announced the completion of its acquisition of Golden State Bancorp Inc. ("Golden State"), which was merged with and into a subsidiary of Citigroup. In the merger, Golden State shareholders will receive an aggregate of approximately $2.3 billion in cash and 79.5 million shares of Citigroup common stock. The press release announcing consummation of the merger is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit
         Number

         99.1    Press Release, dated November 7, 2002, issued by Citigroup Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 7, 2002                     CITIGROUP INC.


                                            By: /s/ William P Hannon
                                               --------------------------------
                                               Name:  William P. Hannon
                                               Title: Controller and Chief
                                                      Accounting Officer